UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Form 8-K
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Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 16, 2011

Date of earliest event reported: March 10, 2011

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Warner Chilcott Public Limited Company
(Exact name of registrant as specified in its charter)

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Ireland	0-53772	98-0626948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Grand Canal Square
Docklands
Dublin 2, Ireland
(Address of principal executive offices, including zip code)

+353 1 897 2000
 (Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

On March 10, 2011, Warner Chilcott plc (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named in Schedule I thereto, and the selling shareholders named therein, pursuant to which the selling shareholders agreed to sell to the underwriters 25,000,000 ordinary shares of the Company, par value $0.01 per share (the “Shares”) at a price of $22.4363 per Share.  The Shares are expected to be delivered against payment therefor on March 16, 2011.  The selling shareholders have granted the underwriters a 30-day option to purchase up to an additional 3,750,000 Shares at the secondary offering price listed above.

The offering of the Shares was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-163079). The above description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement. A copy of the Underwriting Agreement is incorporated herein by reference and is attached to this Current Report on Form 8-K as Exhibit 1.1.

Item 9.01        Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of March 10, 2011, among Warner Chilcott plc, Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named in Schedule I thereto, and the selling shareholders named therein

5.1	Opinion of Arthur Cox, Solicitors, regarding the validity of the Shares

23.1	Consent of Arthur Cox, Solicitors (included in Exhibit 5.1)

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations and beliefs of the management of the Company and are subject to uncertainty and changes in circumstances.  Actual results may vary materially from those expressed or implied by the statements herein based upon the regulatory review and approval process and due to changes in economic, business, competitive, technological and/or other regulatory factors, as well as other factors affecting the operation of the business of the Company. More detailed information about these factors may be found in the filings by the Company with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2010. The Company is under no obligation, and expressly disclaims any obligation, to update or alter the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER CHILCOTT PUBLIC LIMITED COMPANY

By:	/s/ Paul Herendeen
	Name:	Paul Herendeen
	Title:	Executive Vice President and Chief Financial Officer
Date: March 16, 2011

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of March 10, 2011, among Warner Chilcott plc, Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named in Schedule I thereto, and the selling shareholders named therein

5.1	Opinion of Arthur Cox, Solicitors, regarding the validity of the Shares

23.1	Consent of Arthur Cox, Solicitors (included in Exhibit 5.1)